THE CALDWELL & ORKIN FUNDS, INC.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SUPPLEMENT TO THE PROSPECTUS AND SAI

Dated November 1, 2017

This Supplement to the Prospectus and Statement of Additional Information (the "SAI") for the Caldwell & Orkin Market Opportunity Fund (the "Fund"), a series of The Caldwell & Orkin Funds, Inc. ("C&O"), updates the Prospectus and SAI for the Fund dated August 28, 2017 to include additional information as described below. For further information, please contact the Fund toll-free at (800) 467-7903. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing to the Fund at The Caldwell & Orkin Market Opportunity Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707 or by calling the Fund toll-free at the number above.

This Supplement to the Prospectus and SAI notifies shareholders, potential investors and other interested parties of the following:

1. Change in the Fund's Investment Adviser:

Effective November 1, 2017, C&O has entered into an Interim Investment Advisory Agreement (the "Interim Advisory Agreement") with Gator Capital Management, LLC ("Gator"), a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Gator provides investment advice and portfolio management to individuals, pooled investment vehicles, charitable organizations, other investment advisers, and other investment companies. Mr. Derek Pilecki is the President and Chief Investment Officer of Gator. Gator is owned by Mr. Pilecki.

The Interim Advisory Agreement was approved by the Board of Trustees (the "Board") of C&O at a Special Meeting of the Board held on October 10, 2017 (the "Special Meeting"). The terms of the Interim Advisory Agreement are substantially similar to those of the previous investment advisory agreement between C&O and C&O Funds Advisor, Inc., including an agreement to limit the annual operating expenses of the Fund from exceeding 2.0% of the Fund's average net assets, except, however, subject to Rule 15a-4 of the Investment Company Act of 1940, as amended, (1) Gator's management fee will be held in an interest-bearing escrow account to be paid to Gator upon the expiration of the Interim Advisory Agreement; (2) the term of the Interim Investment Advisory Agreement is from November 1, 2017, until the earlier of: (a) 150 days from the date of the agreement; or (b) the date the New Advisory Agreement (as defined below) is approved by the shareholders of the Fund; and (3) the Interim Advisory Agreement may be terminated by the Fund on 10 days' written notice to Gator.

At the Special Meeting, the Board has also approved a proposed new investment advisory agreement with Gator, pending shareholder approval (the "New Advisory Agreement"). Accordingly, there will need to be a special meeting of shareholders to consider and vote upon the New Advisory Agreement.

2. Proxy Materials:

Investors should anticipate receiving a proxy statement soliciting their approval of the New Advisory Agreement in the near future.

3. Changes to the Prospectus:

Updated Management Information:

•	Effective November 1, 2017, the identification and contact information for C&O Funds Advisor, Inc. on the cover page will be replaced in its entirety to read as follows:

Managed By:
Gator Capital Management, LLC
100 South Ashley Drive, Suite 895
Tampa, Florida 33602

•	Effective November 1, 2017, the section titled "Management" on page 7 will be replaced in its entirety to read as follows:

Management

Investment Adviser
Gator Capital Management, LLC is the investment adviser for the Fund. Mr. Derek Pilecki is the President and Chief Investment Officer of the Manager and has been responsible for the day-to-day management of the Fund's portfolio since November 1, 2017.

•	Effective November 1, 2017, the section titled "MANAGEMENT OF THE FUND" on page 15 will be replaced in its entirety to read as follows:

MANAGEMENT OF THE FUND

The Fund's investment adviser is Gator Capital Management, LLC, 100 South Ashley Drive, Suite 895, Tampa, Florida 33602. The Manager serves in that capacity pursuant to an advisory contract with Caldwell & Orkin on behalf of the Fund. Subject to the authority of the Board of Directors of Caldwell & Orkin, the Manager provides guidance and policy direction in connection with its daily management of the Fund's assets. The Manager manages the investment and reinvestment of the Fund's assets. The Manager is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Board of Directors, and it provides certain executive personnel to Caldwell & Orkin.

The Manager, organized as a Delaware limited liability company in 2008, is controlled by its President, Chief Investment Officer and sole member, Derek Pilecki. Mr. Pilecki has been affiliated with the Manager since its inception in 2008.

For its services to the Fund, the Manager receives monthly compensation at annual rates which vary in accordance with the following schedule:

Annualized Percentage of Average Daily Net Assets	Fund Asset Level
1.00%	$0 - $250,000,000
0.90%	$250,000,001-$500,000,000
0.80%	over $500,000,001

The Manager was engaged as investment adviser of the Fund effective November 1, 2017, so the Manager has not previously received any fees from the Fund. However, the Fund's previous investment adviser, C&O Funds Advisor, Inc., provided services based on the fee schedule above and, as a percentage of assets, the Fund paid the previous investment adviser an aggregate fee of 1.00% for the fiscal year ended April 30, 2017.

Expense Reimbursement Arrangements. The Manager has contractually agreed to reimburse the Fund to the extent necessary to prevent its annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund (such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests) and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund's average net assets. The previous investment adviser was under a similar contractual arrangement and no fee waiver or reimbursement was required by the previous adviser for the fiscal year ended April 30, 2017.

•	Effective November 1, 2017, the section titled "INVESTMENT TEAM" on pages 15 and 16 will be renamed "PORTFOLIO MANAGER" and will be replaced in its entirety to read as follows:

PORTFOLIO MANAGER

Mr. Pilecki has served as the sole Portfolio Manager for Fund since November 1, 2017. He is responsible for the day-to-day management of the Fund's portfolio.

Derek Pilecki, CFA®. Mr. Pilecki founded Gator Capital Management, LLC in 2008. At Gator, Mr. Pilecki is the Chief Investment Officer and is the portfolio manager for the Fund. Mr. Pilecki also manages a private investment partnership and various separately managed accounts.

From 2002 through 2008, Mr. Pilecki was a member of the Goldman Sachs Asset Management ("GSAM") Growth Equity Team. While at GSAM, Mr. Pilecki was the co-Chair of the Investment Committee for the Growth Team and was a Portfolio Manager. He was also a member of the portfolio management team responsible for the Goldman Sachs Capital Growth Fund, and provided primary coverage of the Financials sector for the Growth Team.

Prior to GSAM, Mr. Pilecki was an Analyst at Clover Capital Management in Rochester, NY and Burridge Growth Partners in Chicago, IL and covered the Financials sector at both firms. Before entering graduate school, Mr. Pilecki worked at Fannie Mae providing interest rate risk analysis for the company's mortgage investment portfolio.

Mr. Pilecki holds an MBA with honors in Finance and Accounting from the University of Chicago and a BA in Economics from Duke University. Mr. Pilecki holds the Chartered Financial Analyst® designation and is a member of the CFA Tampa Bay Society.

Other Information. The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the Fund. The Fund's former portfolio manager, Michael B. Orkin, provides consulting services to Gator pursuant to a Consultant Agreement.

•	Effective November 1, 2017, the identification and contact information for C&O Funds Advisor, Inc. on the back cover will be replaced in its entirety to read as follows:

 Manager:
 Gator Capital Management, LLC
 100 South Ashley Drive, Suite 895
 Tampa, Florida 33602

•	The terms "C&O Funds Advisor, Inc." and "Manager" in the Prospectus are changed to "Gator" in all instances not specifically addressed previously in this supplement;

Updated Investment and Risk Disclosures Information:

•	Effective November 1, 2017, the first two full paragraphs in the section titled "Principal Investment Strategies of the Fund" on page 3 will be replaced in its entirety to read as follows:

Principal Investment Strategies of the Fund
Gator Capital Management, LLC ("Gator," the "Manager" or "We") use a fundamental-driven, multi-dimensional investment process focusing on active allocation, security selection and surveillance to achieve the Fund's investment objective.

Active asset allocation refers to the way we determine the balance of different types of assets in the Fund at any given time.

Security selection refers to the way we choose the securities we buy or sell short.

Surveillance refers to how we monitor the portfolio.

The Manager's philosophy in managing the Fund is to focus on risk as well as return. We utilize an investment philosophy based upon sophisticated exploitation of the low-risk anomaly. The low-risk anomaly stands in direct contradiction to the conventional beliefs of the Efficient Market Hypothesis stating that high risk is equated with higher return. At Gator, we take the opposite view – we believe that lower risk can result in higher return. Specifically, we focus on mitigating market risk (the risk that the broad market averages decline, taking good companies down with it) and stock selection risk (the risk that a stock underperforms due to company-specific issues). We use active asset allocation strategies to manage the Fund's exposure to market risk. And we employ a flexible investment style based on fundamental and technical analysis in equity selection to manage stock selection risk. Finally, in surveillance, various monitoring devices are used in order to reduce risk. We generally divide the Fund's portfolio among three broad categories of assets:

•
Effective November 1, 2017, all references to options will be removed from page 3 under the subheadings "Long Portfolio" and "Short Portfolio" and in the last paragraph under the heading "Principal Investment Strategies of the Fund".

•	Effective November 1, 2017, all references to options will be removed from the section titled "ADDITIONAL INFORMATION ABOUT THE FUND" on page 8:

•	Effective November 1, 2017, all references to options will be removed from the first paragraph of the section titled "Active Asset Allocation" on page 8.

•	Effective November 1, 2017, the final paragraph on page 9, which describes the consideration of "Monetary/Economic Liquidity and Inflation," will be deleted in its entirety;

•	Effective November 1, 2017, all references to using listed put options will be removed from the final paragraph on page 10, which describes the Fund's balance between long and short positions.

•	Effective November 1, 2017, the first full paragraph in the section titled "Security Selection" on page 11 will be replaced in its entirety to read as follows:

Security Selection. Security selection refers to the way we choose the securities we buy or sell short. We employ a flexible investment style based on fundamental, but also considering technical analysis in equity selection to manage stock selection risk (the risk that a stock underperforms due to company-specific issues). Our qualitative assessment of that analysis determines our buy/sell decisions.

Our net exposure to the market is the percentage of our portfolio in long positions minus the absolute value of the percentage in short positions. We are net long when the percentage of long positions is higher, and net short when the percentage of short positions is higher.

In security selection, individual investment factors are studied in order to identify purchase or sale candidates. Our investment process in security selection typically emphasizes fundamental analysis to identify factors that may have either a positive or negative affect on individual issuers. For example, several of the fundamental factors we evaluate include: quality of management and changes in management personnel or structure, industry characteristics including changes in variables that indicate strengthening in a company's industry, production efficiency, competitive factors, product quality and new product developments and financial strength.

•	Effective November 1, 2017, the first full paragraph on page 12 will be replaced in its entirety to read as follows:

We are "bearish" and typically try to increase the percentage of our assets invested in the Short Portfolio when we find attractive short candidates and/or when we believe that the outlook for the stock market is negative and that the market may experience declines. When we want to short the market as a whole, or short a particular market sector, rather than individual stocks, we will sell short one or more ETFs that track a stock market index or a particular sector of the market.

•	Effective November 1, 2017, the section titled "Surveillance" on page 12 will be replaced in its entirety to read as follows:

Surveillance. In the surveillance process, various monitoring devices are used to track individual stock performance and aggregate portfolio performance in real time. This enables us to make portfolio adjustments as needed. Every stock is monitored against quantitative and qualitative performance expectations. By weeding out failed or failing issues, capital is preserved, the portfolio is constantly strengthened and room is made for holdings which may fulfill expectations.

•	Effective November 1, 2017, the section titled "Markets move in cycles" on page 12 will be replaced in its entirety to read as follows:

Markets move in cycles. The Manager's investment approach is dynamic and flexible in recognition of the changing emphasis in the markets. In managing the Fund, the Manager strives to outperform the market over the course of a full market cycle, which includes both bull market (a period of rising security prices) and bear market (a period of falling security prices) phases. Generally speaking, when the Fund is hedged we would expect the Fund to underperform during bull market phases and to outperform during bear market phases, although not necessarily with positive returns. In summary, our goal in managing the Fund is to outperform the S&P 500 Total Return index on a risk-adjusted basis over the course of a full market cycle.

•	Effective November 1, 2017, the section titled "Investments in Options" on page 12 will be deleted in its entirety.

4. Changes to the Statement of Additional Information (the "SAI"):

Updated Management Information:

•	Effective November 1, 2017, the listing of the sole "Interested Director" on page 13 will be replaced in its entirety to read as follows:

INTERESTED DIRECTOR
Michael B. Orkin * (58) Director	Indefinite Term, Since 1990	Mr. Orkin is the CEO and sole shareholder of Caldwell & Orkin, Inc. Mr. Orkin has been a portfolio manager at Caldwell & Orkin, Inc. since 1985, and is a Chartered Financial Analyst.	One	None

•
Effective November 1, 2017, information related to "David R. Bockel" will be removed from the table of "OFFICERS WHO ARE NOT DIRECTORS" on page 14 and the following information related to "Derek Pilecki" and "Erik Anderson" will be inserted:

OFFICERS WHO ARE NOT DIRECTORS
Name, (Age) and Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
Derek Pilecki (47) President	Indefinite Term, Since 2017	President and Chief Investment Officer for Gator (2008 – present); Co-Chair of the Investment Committee for the Growth Team and Portfolio Manager at Goldman Sachs Asset Management (2002 – 2008).	N/A	1, Gator Series Trust
Erik Anderson (40) Treasurer	Indefinite Term, Since 2017	Chief Financial Officer at Oakpoint Advisors (January 2016 - present); Chief Financial Officer for Gator (2012 - present); Chief Financial Officer of Praesidis Advisors LLC (2008 - December 2015).	N/A	N/A

•	Effective November 1, 2017, the section titled "Michael B. Orkin" on page 16 will be replaced in its entirety to read as follows:

Michael. B. Orkin

Mr. Orkin has been an Interested Director of the Company since 1990. Mr. Orkin is also the Chief Executive Officer of Caldwell & Orkin, Inc. Prior to joining the Board, Mr. Orkin has served as portfolio manager at Caldwell & Orkin, Inc. since 1985. Mr. Orkin is also a Chartered Financial Analyst and has been involved in money management since the early 1980s. Mr. Orkin was selected to serve as a Director of the Company based on his business and investment management experience. As of November 1, 2017, Mr. Orkin will serve as a consultant to the Manager, providing general commentary regarding the securities markets, the economy and related matters.

•	Effective November 1, 2017, the first sentence of the section titled "Leadership Structure and Oversight Responsibilities" on page 16 will be replaced in its entirety to read as follows:

Overall responsibility for oversight of the Fund rests with the Directors. The Company has engaged Gator Capital Management, LLC ("Gator" or the "Manager") to manage the Fund on a day-to day basis.

•	Effective November 1, 2017, the section titled "MANAGEMENT AND ADVISORY AGREEMENTS" on pages 18 and 19 will be replaced in its entirety to read as follows:

MANAGEMENT AND ADVISORY ARRANGEMENTS

Reference is made to "Management of the Fund" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

Securities held by the Fund may also be held by other clients of the Manager. Securities may be held by or be appropriate investments for the Fund as well as other clients of the Manager. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

The principal executive officer of the Manager is Derek Pilecki, President and Chief Investment Officer. Mr. Orkin is the sole member of the Manager.

•	Effective November 1, 2017, the section titled "ADDITIONAL INFORMATION ABOUT THE INVESTMENT TEAM" on page 20 will be replaced in its entirety to read as follows:

ADDITIONAL INFORMATION ABOUT THE MANAGER

Derek Pilecki is responsible for the day-to-day portfolio management of the Fund.

•	Effective November 1, 2017, the section titled "Other Accounts Managed" on page 20 will be replaced in its entirety to read as follows:

Other Accounts Managed. In addition to the Fund, Mr. Pilecki is responsible for the day-to-day management of certain other accounts. The tables below show the number of, and total assets in, such other accounts as of March 31, 2017:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Derek Pilecki	2	$9,192,296	1	$36,780,060	51	$22,722,426
Accounts where advisory fee is based upon account performance	0	N/A	1	$36,780,060	3	$11,158,163

*	Does not include the Fund.

•	Effective November 1, 2017, references to "Mr. Orkin" will be replaced with "Mr. Pilecki" in the description of potential conflicts of interest on page 20.

•	Effective November 1, 2017, the section titled "Compensation" on page 21 will be replaced in its entirety to read as follows:

Mr. Pilecki, as the principal and 100% owner of the Manager, will receive all of the Manager's profits after expenses are paid. Accordingly, since profits are expected to increase as assets increase, Mr. Pilecki is expected to receive increased profits through his ownership of the Manager.

•	Effective November 1, 2017, the section titled "Ownership of Securities" on page 21 will be replaced in its entirety to read as follows:

As of October 31, 2017, Mr. Pilecki beneficially owned 4,259.981 shares of the Fund.

•	The terms "C&O Funds Advisor, Inc." and "Manager" in the Prospectus are changed to "Gator" in all instances not specifically addressed previously in this supplement;

Investors should retain this supplement for future reference.